Exhibit 21

Subsidiaries of Viacom Inc. are listed below.

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
1020917 Ontario Inc.	Canada (Ontario)
13 Radio Corporation	Delaware
176309 Canada Inc.	Canada (Federal)
2 Day Video, Inc.	Texas
2 Day Video, Inc. of Georgia	Georgia
24th Floor Inc.	Canada (Ontario)
2gether Productions Inc.	Canada (B.C.)
37th Floor Productions Inc.	Delaware
38th Floor Productions Inc.	Delaware
5555 Communications Inc.	Delaware
559733 British Columbia Ltd.	Canada (B.C.)
730806 Alberta Ltd.	Canada (Alberta)
730995 Ontario Inc.	Canada (Ontario)
779991 Ontario Inc.	Canada (Ontario)
90210 Productions, Inc.	California
A.S. Payroll Company	California
Aaron Spelling Productions, Inc.	California
Abaco Farms, Limited	Bahamas
Addax Music Co., Inc.	Delaware
Administradora de Anuncios Comerciales, S.A.de C.A.	Mexico
Aetrax International Corporation	Delaware
Affichage Methfessel	France
Affilog S.A.R.L.	France
After School Productions Inc.	Delaware
Agency Films Inc.	Canada (Ontario)
Ages Electronics, Inc.	Delaware
Ages Entertainment Software, Inc.	Delaware
Ainsa de Mexico, S.A. de C.V.	Mexico
Alfie Films Inc.	Canada (Ontario)
All Media Inc.	Delaware
Alspec B.V.	Netherlands
ALTSIM Inc.	Delaware
Amadea Film Productions, Inc.	Texas
Amanda Productions Inc.	Canada (Ontario)
Amazing Race Productions Inc.	Delaware
Ananda Lewis Show Inc., The	California
Anastasia Advertising Art, Inc.	Florida
Antics G.P. Inc.	Delaware

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Antics Inc.	Delaware
A-R Acquisition Corp.	Delaware
Ardnasillagh Ltd.	Ireland
Are We Having Fun Yet? Productions	Canada (B.C.)
Aros N.V.	Switzerland
Around the Block Productions, Inc.	Delaware
Artcraft Productions Inc.	Delaware
Aspenfair Music, Inc.	California
Atlanta Bus Shelters	Georgia
Atlantic Associates, Inc.	Delaware
Atlantic Prospect, Inc.	New York
ATR Films Inc.	Canada (Ontario)
Audio House, Inc., The	California
Avery Productions Inc.	Delaware
BAPP Acquisition Corp.	Delaware
Bardwire Inc.	Delaware
Bay County Energy Systems, Inc.	Delaware
Bay Resource Management, Inc.	Delaware
Belhaven Limited	Bahamas
BET Acquisition Corp.	Delaware
BET Animations, LLC	Delaware
BET Arabesque, LLC	Delaware
BET Comic View Inc.	Delaware
BET Creations, Inc.	Delaware
BET Development Company	Delaware
BET Documentaries, LLC.	Delaware
BET Event Productions, LLC	Delaware
BET Holdings Inc.	Delaware
BET Innovations Publishing, Inc.	Delaware
BET International, Inc.	Delaware
BET Live From LA, LLC	Delaware
BET Live Production, LLC	Delaware
BET Grilled, LLC	Delaware
BET Music Soundz, Inc.	Delaware
BET Oh Drama!, LLC	Delaware
BET Pictures II Development & Production, Inc.	Delaware
BET Pictures II Distribution, Inc.	Delaware
BET Pictures II, LLC	Delaware
BET Publications, LLC	Delaware
BET Radio, L.L.C.	Delaware
BET Satellite Services, Inc.	Delaware
BET Services, Inc.	Washington D.C.

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
BET Television Productions, LLC	Delaware
BET Sheryl & Friends, LLC	Delaware
Beta Theatres Inc.	Delaware
BET The Way We Do It, LLC	Delaware
Beverlyfax Music, Inc.	California
Big Shows Inc.	Delaware
Big Ticket Music Inc.	Delaware
Big Ticket Pictures Inc.	Delaware
Big Ticket Productions Inc.	Delaware
Big Ticket Television Inc.	Delaware
Billboard S.A.	France
Black Entertainment Television, Inc.	Washington D.C.
Black Rock Enterprises, Inc.	New York
Blockbuster Amphitheater Corporation	Delaware
Blockbuster Argentina S.A.	Argentina
Blockbuster Australia Pty Ltd.	Australia
Blockbuster BEI Taiwan Ltd.	Taiwan
Blockbuster Canada Co.	Canada (Nova Scotia)
Blockbuster Canada Inc.	Delaware
Blockbuster Computer Systems Corporation	Florida
Blockbuster de Mexico, S.A. de C.V.	Mexico
Blockbuster Distribution, Inc.	Delaware
Blockbuster Entertainment (Ireland) Ltd.	Ireland
Blockbuster Entertainment Corporation	Delaware
Blockbuster Entertainment Limited	United Kingdom
Blockbuster Express (Scotland) Ltd.	United Kingdom
Blockbuster Express Limited	United Kingdom
Blockbuster Global Services Inc.	Delaware
Blockbuster Holdings Ireland	Ireland
Blockbuster Hong Kong Ltd.	Hong Kong
Blockbuster Inc.	Delaware
Blockbuster International Spain Inc.	Delaware
Blockbuster International Taiwan B.V.	Netherlands
Blockbuster Investments LLC	Delaware
Blockbuster Ireland Ltd.	Ireland
Blockbuster Italy S.R.L., The	Italy
Blockbuster Limited Partner Holdings LLC	Delaware
Blockbuster On-Line Services, Inc.	Delaware
Blockbuster Park Lands, Inc.	Florida
Blockbuster Park, Inc.	Delaware
Blockbuster Retail Mexico, S.A. de R.L.	Mexico
Blockbuster SC Video Operating Corporation	Delaware
Blockbuster Services Inc.	Delaware

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Blockbuster Technology Holding Corporation	Delaware
Blockbuster Texas LP	Delaware
Blockbuster UK Limited	United Kingdom
Blockbuster Uruguay Limitada	Uruguay
Blockbuster Video Denmark A/S	Denmark
Blockbuster Video España, SpA	Spain
Blockbuster Video International Corporation (Chile) Limitada	Chile
Blockbuster Video Italy, Inc.	Delaware
Blockbuster Video Jylland A/S	Denmark
Blockbuster Video Superstores (Australia) Pty Limited	Australia
Blockbuster.com Holding Inc.	Delaware
Blockbuster.com LLC	Delaware
Blue Cow Inc.	Delaware
BN Productions Inc.	Delaware
Bombay Hook Limited	Delaware
Bonneville Wind Corporation	Utah
Box Italy LLC, The	Delaware
Box Italy S.R.L., The	Italy
Box Worldwide LLC, The	Delaware
Brady Productions Inc.	Canada (Ontario)
Branded Productions Inc.	California
Bronson Gate Film Management GmbH	Germany
Bruin Music Company	Delaware
BS Hotel, Inc.	Delaware
Butterick Road Productions Inc.	Canada (Ontario)
C & W Land Corporation	New Jersey
C-28 FCC Licensee Subsidiary, LLC	Delaware
C-34 FCC Licensee Subsidiary, LLC	Delaware
Cania Productions Inc.	Canada (Ontario)
Capital Equipment Leasing Limited	United Kingdom
Caroline Film Productions, Inc.	California
CATV Enterprises, Inc.	New York
CBS Broadcast International Asia Inc.	New York
CBS Broadcast International of Canada, Ltd.	Canada (Federal)
CBS Broadcast Services, Ltd.	England
CBS Broadcasting Inc.	New York
CBS Cable Networks, Inc.	Delaware
CBS Canada Co.	Canada (Nova Scotia)
CBS Dallas Media, Inc.	Delaware
CBS Dallas Ventures, Inc.	Texas
CBS FMX Stereo, Inc.	New York

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
CBS Mass Media Corporation	Delaware
CBS News Communications Inc.	New York
CBS Overseas Inc.	New York
CBS Services Inc.	Delaware
CBS Sports Asia Inc.	New York
CBS Stations Group of Texas L.P.	Texas
CBS Survivor Productions, Inc.	Delaware
CBS Technology Corporation	Delaware
CBS TeleNoticias do Brasil Ltda.	Brazil
CBS Television Stations Inc.	Delaware
CBS Worldwide Inc.	Delaware
Central Fidelity Insurance Company	Vermont
Centro de Productos de Mexico S.A. de C.V.	Mexico
Centurion Satellite Broadcast Inc.	Delaware
Century Entertainment Ltd.	United Kingdom
CG Films Inc.	Canada (Ontario)
Channel 28 Television Station, Inc.	Delaware
Channel 34 Television Station, Inc.	Delaware
Charlotte Amphitheater Corporation	Delaware
Chartbusters (NJ) Ltd.	United Kingdom
Chazo Productions Inc.	Delaware
CI Productions Inc.	Canada (B.C.)
Cinema Dominicana S.A.	Dominican Republic
Cinematic Arts B.V.	Netherlands
Cities	France
City Outdoor Levante S.R.L.	France
City Outdoor S.R.L.	Italy
Cityvision Investments Ltd.	United Kingdom
Cityvision PLC	United Kingdom
Classless Inc.	Delaware
Climate Productions Inc.	Canada (Ontario.)
Cloverleaf Productions Inc.	Delaware
CMT Productions Inc.	Delaware
Columbia Television, Inc.	New York
Columbus Circle Films Inc.	Delaware
Communities IP Holdings, Inc.	Delaware
Communities LP Holdings, Inc.	Delaware
Compelling Music Corporation	California
Core Productions Inc.	Canada (B.C.)
Country Entertainment, Inc.	Delaware
Country Music Television, Inc.	Tennessee

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Country Network Enterprises, Inc.	Delaware
country.com, Inc.	Delaware
Cover Productions Inc.	California
CVV (Japan) B.V.	Netherlands
D.E.J. Productions Inc.	Delaware
Danielle Productions LLC	Delaware
Day Reagan Productions Inc.	Canada (Ontario)
DC Films Inc.	Canada (B.C.)
Debate Films Inc.	Canada (Ontario)
Defenders Productions Inc.	Canada (Ontario)
Delaware Blue Steel Inc.	Delaware
Delaware Resource Beneficiary, Inc.	Delaware
Delaware Resource Lessee Trust	Delaware
Delaware Resource Management, Inc.	Delaware
Delcroix Affiage S.A.R.L.	France
Design-Graphics, Inc.	Florida
Desilu Productions, Inc.	Delaware
DIGICO Inc.	Delaware
Direcorp, S.A. de C.V.	Mexico
Direct Court Productions, Inc.	Delaware
Direct Production Group In.	Delaware
DTE Films LLC	Delaware
Dutchess Resource Management, Inc.	Delaware
Dynamic Soap, Inc.	California
Eagle Direct Inc.	Delaware
Effect Media Buitenreclame B.V.	Netherlands
Effect Media Vervoersreclame B.V.	Netherlands
Eighth Century Corporation	Delaware
Elite Productions Inc.	Delaware
Emily Productions LLC	Delaware
Energy Development Associates, Inc.	Delaware
Ensign Music Corporation	Delaware
EPI Music Company	California
Erica Film Productions, Inc.	California
ET Media Group Inc.	Delaware
ETS Pegouret	France
Evergreen Programs, Inc.	New York
EWB Corporation	Delaware
Eye Explorations Inc.	Delaware
Eye Net Works Inc.	Delaware
Eye Productions Inc.	Delaware
Family Entertainment Centers, Inc.	Florida

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Famous Music Corporation	Delaware
Famous Music Publishing Germany GmbH & Co OHG	Germany
Famous Music Publishing Limited	United Kingdom
Famous Orange Productions Inc.	Delaware
Famous Players Films Inc.	Canada (Federal)
Famous Players International B.V.	Netherlands
Famous Players Investments B.V.	Netherlands
Famous Players Media Inc.	Canada (Ontario)
Famous Music Publishing France SARL	France
Festival Inc.	Delaware
Film Intex Corporation	Delaware
Filmcraft Productions Inc.	Delaware
Films Paramount S.A.	France
FLC Holding Corp.	Florida
Focus Video Pty. Ltd.	Australia
Forty-Fourth Century Corporation	Delaware
Four Crowns, Inc.	Delaware
French Street Management Inc.	Delaware
Fried Worms Productions Inc.	Delaware
Front Street Management Inc.	Delaware
Futa B.V.	Netherlands
Future General Corporation	Delaware
G & W Leasing Company	Delaware
Games Animation Inc.	Delaware
Games Exchange Inc.	Delaware
Games Productions Inc.	Delaware
Gateway Fleet Company	Delaware
GC Productions Inc.	Delaware
GFB Production Inc.	Canada (Ontario)
Giraudy S.A.	France
Gladwin of Indiana, Inc.	Indiana
GLD Holdings L.L.C.	Delaware
Glendale Property Corp.	Delaware
Global Film Distributors B.V.	Netherlands
Glory Productions Inc.	Delaware
GNS Productions Inc.	Delaware
Go Mass Media Finance S.A.	France
Go Mass Media S.A.	France
Go Outdoor Systems Holdings S.A.	France
Golden Communications, Inc.	Michigan
Gorgen, Inc.	California
Grace Productions LLC	Delaware
Grammar Productions Inc.	Delaware

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Gramps Company, Inc., The	Delaware
Granite Productions, Inc.	California
Great American Entertainment Motion Pictures, Inc.	California
Great American Entertainment Television, Inc.	California
Green Tiger Press, Inc.	California
Groupo de Video, S. de R.L. de C.V.	Mexico
Groupo Operador de Videos, S. de R.L. de C.V.	Mexico
GS Films Inc.	Canada (Ontario)
Gulf & Western Indonesia, Inc.	Delaware
Gulf & Western Intercontinental Investments N.V.	Netherlands Antilles
Gulf & Western International Finance N.V.	Switzerland
Gulf & Western International N.V.	Netherlands Antilles
Gulf & Western Limited	Bahamas
Hamilton Projects, Inc.	New York
Hardwood Productions Inc.	Canada (Ontario)
Harvester Press Limited, The	United Kingdom
Haunted Productions Inc.	Canada (B.C.)
Heartland Productions Inc.	Canada (Alberta)
Hemisphere Broadcasting Corporation	Delaware
HFM Productions Inc.	Canada (Ontario)
High Command Productions Limited	United Kingdom
Hit Radio, Inc.	New York
House of Yes Productions Inc.	Delaware
HTL Productions Inc.	Canada (Ontario)
Image Edit, Inc.	Delaware
Imagine Radio, Inc.	California
Impression Recherche Et Publicite S.A.	France
IMR Acquisition Corp.	Delaware
INFCO Network Inc.	Delaware
Infinity Broadcasting Corporation	Delaware
Infinity Broadcasting Corporation of Atlanta	Delaware
Infinity Broadcasting Corporation of Baltimore	New York
Infinity Broadcasting Corporation of Boston	Delaware
Infinity Broadcasting Corporation of Chesapeake	Delaware
Infinity Broadcasting Corporation of Chicago	Delaware
Infinity Broadcasting Corporation of Dallas	Delaware
Infinity Broadcasting Corporation of Detroit	Delaware
Infinity Broadcasting Corporation of Florida	Delaware
Infinity Broadcasting Corporation of Ft. Worth	Delaware
Infinity Broadcasting Corporation of Glendale	Delaware
Infinity Broadcasting Corporation of Illinois	Delaware

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Infinity Broadcasting Corporation of Los Angeles	Delaware
Infinity Broadcasting Corporation of Maryland	Delaware
Infinity Broadcasting Corporation of Michigan	Delaware
Infinity Broadcasting Corporation of Northern California	Delaware
Infinity Broadcasting Corporation of San Antonio	Texas
Infinity Broadcasting Corporation of San Francisco	Delaware
Infinity Broadcasting Corporation of Tampa	Delaware
Infinity Broadcasting Corporation of Texas	Delaware
Infinity Broadcasting Corporation of Washington	Delaware
Infinity Broadcasting Corporation of Washington, D.C.	Delaware
Infinity Broadcasting East Holdings Corporation	Delaware
Infinity Broadcasting East Inc.	Delaware
Infinity Broadcasting Operations Inc.	Delaware
Infinity Broadcasting Partner I Inc.	Delaware
Infinity Holdings Corp. of Chesapeake	Delaware
Infinity Holdings Corp. of Ft. Worth	Delaware
Infinity Holdings Corp. of Massachusetts	Delaware
Infinity Holdings Corp. of Orlando	Delaware
Infinity KFRC-FM, Inc.	Delaware
Infinity KOAI-FM Holdings Corporation	Delaware
Infinity KOAI-FM Licensee Corporation	Delaware
Infinity KOAI-FM, Inc.	Delaware
Infinity Media Corporation	Delaware
Infinity Network, Inc.	Delaware
Infinity of Chesapeake Licensee Corporation	Delaware
Infinity of Ft. Worth Licensee Corporation	Delaware
Infinity Outdoor of Florida Holding Co.	Delaware
Infinity Outdoor of Florida, Inc.	Florida
Infinity Promotions Group Inc.	Delaware
Infinity Radio Holdings, Inc.	Virginia
Infinity Radio Inc.	Delaware
Infinity Radio of Cleveland Inc.	Delaware
Infinity Radio of Portland Inc.	Delaware
Infinity Radio of Sacramento Inc.	Pennsylvania
Infinity Radio of San Jose Inc.	California
Infinity Radio Operations Inc.	Delaware

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Infinity Radio Subsidiary Operations Inc.	Virginia
Infinity Technical Services Inc.	Delaware
Infinity Texas Partner II Inc.	Delaware
Infinity Ventures, Inc.	Delaware
Infinity WLIF, Inc.	Maryland
Infinity WLIF-AM, Inc.	Maryland
Infinity WOAZ-FM, Inc.	Massachusetts
Infinity WPGC (AM), Inc.	Delaware
Inside Edition Inc.	New York
International Overseas Film Services, Inc.	Delaware
International Overseas Productions, Inc.	California
International Raw Materials Limited	Bahamas
Interstitial Programs Inc.	Delaware
Invisions Holdings B.V.	Netherlands
Irvine Games Inc.	Delaware
Irvine Games USA Inc.	Delaware
Isabel Boutique S.A.	France
Jerry's Outdoor Advertising, Inc.	Florida
Jiffy Billboards, Inc.	Florida
Joseph Productions Inc.	Delaware
Just For Kids Limited	Ireland
Just U Productions, Inc.	California
Justice Productions Inc.	Canada (Ontario)
Kindernet C.V.	Netherlands
K.W.M. Inc.	Delaware
King World Animation Inc.	California
King World Corporation	Delaware
King World Development Inc.	California
King World Direct Inc.	Delaware
King World Media Sales Inc.	Delaware
King World Merchandising, Inc.	Delaware
King World Productions, Inc.	Delaware
King World Studios West Inc.	California
King World/CC Inc.	New York
King World/GSN Inc.	Delaware
King World/LR Inc.	California
Kings Island Company	Delaware
KUTV Holdings, Inc.	Delaware
KW Development Inc.	California
KWP Studios Inc.	California
KWTS Productions Inc.	California
L23 Productions Inc.	Canada (Ontario)

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Ladies Man Productions USA Inc.	Delaware
Large Ticket Songs Inc.	Delaware
Laurel Entertainment, Inc.	Delaware
LDI Limited	United Kingdom
Level Nine Productions Inc.	Canada (B.C.)
Levitt Property Managers, Inc.	California
Lisarb Holding B.V.	Netherlands
List Productions Inc.	Canada (Ontario)
Long Road Productions	Illinois
Lost Season Productions Inc.	Canada (BC)
Low Key Productions Inc.	Delaware
LS Productions Inc.	Canada (Ontario)
Maarten Investerings Partnership	New York
Made To Love Productions Inc.	Canada (Ontario)
Magic Hour Productions, Ltd.	Canada (B.C.)
Magic Molehill Productions, Inc.	California
Magical Motion Pictures Inc.	Delaware
Magicam, Inc.	Delaware
Major Video Super Stores, Inc.	Nevada
Marathon Holdings Inc.	Delaware
Mars Film Produzione S.P.A.	Italy
Matlock Company, The	Delaware
Mattalex Corporation	Delaware
Maxim Video Leasing Ltd.	United Kingdom
Maxim Video Ltd.	United Kingdom
Maxmedia, Inc.	Florida
Media Trend S.R.L.	Italy
Mediamax Buitenreclame B.V.	Netherlands
Mediamax Group B.V.	Netherlands
Mediamax Intersales B.V.	Netherlands
Mediamax Lichtreclme B.V.	Netherlands
Mediamax Locale En Regionale Buitenreclame B.V.	Netherlands
Mediamax Norge A.S.	Netherlands
Mediamax Participatiemaatschappij B.V.	Netherlands
Mediamax Stadsklokken B.V.	Netherlands
Mediamax Streekvervoersreclame B.V.	Netherlands
Mediamax Vervoersclame B.V.	Netherlands
Melrose Productions Inc.	California
Meredith Productions LLC	Delaware
Merlot Film Productions, Inc.	California
Merritt Inc.	Delaware
Methessel S.A.	France
Metro Poster Advertising Ltd.	Ireland

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Metrobus Advertising Limited	United Kingdom
Michaela Productions Inc.	Delaware
Mischief New Media Inc.	New York
Mobi Espace S.A.R.L.	France
Mobinfo S.A.	France
Movie Brands Inc.	Delaware
Montgomery Acquisition, Inc.	Delaware
MTV Animation Inc.	Delaware
MTV Asia Development Company Inc.	Delaware
MTV Asia LDC	Cayman Islands
MTV Asia Ownership One LDC	Cayman Islands
MTV Asia Ownership Two LDC	Cayman Islands
MTV Asia Ventures Co.	Cayman Islands
MTV Australia Inc.	Delaware
MTV Europe	Delaware
MTV Hong Kong Limited	Hong Kong
MTV India Development Company Inc.	Delaware
MTV India LDC	Cayman Islands
MTV Networks AB	Sweden
MTV Networks B.V.	Netherlands
MTV Networks Belgium	Belgium
MTV Networks Company	Delaware
MTV Networks de Mexico S. de R.L. de C.V.	Mexico
MTV Networks Enterprises Inc.	Delaware
MTV Networks Europe Inc.	Delaware
MTV Networks Global Services Inc.	Delaware
MTV Networks GmbH	Germany
MTV Networks Japan B.V.	Netherlands
MTV Networks Latin America Inc.	Delaware
MTV Networks Productions B.V.	Netherlands
MTV Networks SARL	France
MTV Networks Shopping Inc.	Delaware
MTV Networks South Africa Inc.	Delaware
MTV Networks Srl	Italy
MTV Russia Holdings Inc.	Delaware
MTV SA LDC	Cayman Islands
MTV Songs Inc.	Delaware
MTV Taiwan LDC	Cayman Islands
MTVBVI Inc.	Delaware
MTVi Group, Inc., The	Delaware
MTVi Group, L.P., The	Delaware
MTVN Direct Inc.	Delaware
MTVN Online Inc.	Delaware
MTVN Networks Beteiligungen GmbH	Germany
MTVN Networks Verwaltung GmbH	Germany

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
MTVN Online Partner I Inc.	Delaware
MTVN Online Partner I LLC	Delaware
MTVN Shopping Inc.	Delaware
MTVN Video Hits Inc.	Delaware
Music By Nickelodeon Inc.	Delaware
Music By Video Inc.	Delaware
N.V. Alrecon	Netherlands
Namparra Ltd.	Ireland
Nanobot Productions Inc.	Canada (Ontario)
National Advertising Company	Delaware
Navigare Projectontwikkling B.V.	Netherlands
Network Enterprises, Inc.	Tennessee
Network Talent, LLC	Tennessee
Neutronium Inc.	Delaware
New Leaf Entertainment Corporation	Delaware
New York Subways Advertising Co., Inc.	Arizona
Newdon Productions	Illinois
Nick At Nite's TV Land Retromercials Inc.	Delaware
Nickelodeon (Deutschland) & Co KG	Germany
Nickelodeon (Deutschland) Beteiligungen GmbH	Germany
Nickelodeon (Deutschland) Verwaltung GmbH	Germany
Nickelodeon Animation Studios Inc.	Delaware
Nickelodeon Australia Inc.	Delaware
Nickelodeon Brasil Inc.	Delaware
Nickelodeon Direct Inc.	Delaware
Nickelodeon Global Network Ventures Inc.	Delaware
Nickelodeon Huggings U.K. Limited	United Kingdom
Nickelodeon International Ltd.	United Kingdom
Nickelodeon Magazines Inc.	Delaware
Nickelodeon Management Pte. Ltd.	Singapore
Nickelodeon Movies Inc.	Delaware
Nickelodeon Notes Inc.	Delaware
Nickelodeon Online Inc.	Delaware
Nicki Film Productions, Inc.	California
Night Falls Productions Inc.	Delaware
North Shore Productions Inc.	California
Now Pentagon Production Inc.	Canada (Ontario)
NTA Films, Inc.	New York
NTA, Inc.	New York
Number One FSC Ltd.	US Virgin Islands
NV Broadcasting (Canada) Inc.	Canada (Federal)
NV International, Inc.	Georgia
O & W Corporation	Tennessee
O Good Songs Company	California

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Oil Company, The	Delaware
OM/TV Productions Inc.	Delaware
On Line Subscription Services Inc.	Delaware
One and Only Joint Venture, The	New York
OS Bus, Inc.	Georgia
OS Florida, Inc.	Florida
Oscar S.R.L.	Italy
OSI Tall Wall Media, LLC	California
Our Home Productions Inc.	Delaware
Outatown Productions Inc.	Delaware
Outdoor Communications, Inc.	Florida
Outdoor Entertainment, Inc.	Tennessee
Outdoor Furniture Nederland B.V.	Netherlands
Outdoor Images Limited	United Kingdom
Outdoor Management Network, Inc.	California
Outdoor Systems (New York), Inc.	New York
Outdoor Systems Electrical Corp.	New York
Outdoor Systems Mexico S.A. de C.V.	Mexico
Outdoor Systems, Inc.	Delaware
Overseas Services B.V.	Netherlands
Paramount (PDI) Distribution Inc.	Delaware
Paramount Advertiser Services Inc.	Delaware
Paramount Asia Inc.	Delaware
Paramount British Pictures Limited	United Kingdom
Paramount Canadian Productions, Inc.	Delaware
Paramount Channel Partnership, The	United Kingdom
Paramount Communications Technology Group Inc.	Delaware
Paramount Digital Entertainment Inc.	Delaware
Paramount Entertainment Services Inc.	Delaware
Paramount Film Production (Deutschland) GmbH	Germany
Paramount Film Services Ltd.	United Kingdom
Paramount Films B.V.	Netherlands
Paramount Films of Australia Inc.	Delaware
Paramount Films of China, Inc.	Delaware
Paramount Films of Egypt, Inc.	Delaware
Paramount Films of India, Ltd.	Delaware
Paramount Films of Italy, Inc.	New York
Paramount Films of Lebanon, Inc.	New York
Paramount Films of Pakistan Ltd.	New York
Paramount Films of Southeast Asia Inc.	Delaware
Paramount General Entertainment Australia Inc.	Delaware
Paramount Home Entertainment (Australasia) Pty. Ltd.	Australia

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Paramount Home Entertainment (Brazil) Limitada	Brazil
Paramount Home Entertainment (Denmark) I/S	Denmark
Paramount Home Entertainment (France) S.A.S.	France
Paramount Home Entertainment (Germany) GmbH	Germany
Paramount Home Entertainment (Italy) SRL	Italy
Paramount Home Entertainment (Japan) Ltd.	Japan
Paramount Home Entertainment (Korea) Ltd	Korea
Paramount Home Entertainment (New Zealand) Ltd.	Netherlands
Paramount Home Entertainment (Norway) ANS	Norway
Paramount Home Entertainment (Spain) S.L.	Spain
Paramount Home Entertainment (Sweden) AB	Sweden
Paramount Home Entertainment (UK)	United Kingdom
Paramount Home Entertainment B.V.	Netherlands
Paramount Home Entertainment Inc.	Delaware
Paramount Home Entertainment International (Holdings) B.V.	Netherlands
Paramount Home Entertainment International B.V.	Netherlands
Paramount Home Entertainment International Ltd.	United Kingdom
Paramount Images Inc.	Delaware
Paramount International Netherlands B.V.	Netherlands
Paramount LAPTV Inc.	Delaware
Paramount Music Corporation	Delaware
Paramount Overseas Productions, Inc.	Delaware
Paramount Parks Experience Inc.	Nevada
Paramount Parks Inc.	Delaware
Paramount Parks International B.V.	Netherlands
Paramount Pay TV Limited	United Kingdom
Paramount Pictures (Australia) Pty. Limited	Australia
Paramount Pictures (Canada) Inc.	Canada (Ontario)
Paramount Pictures (U.K.) Limited.	United Kingdom
Paramount Pictures Corporation	Delaware
Paramount Pictures Corporation (Canada) Inc.	Canada (Ontario)
Paramount Production Support Inc.	Delaware
Paramount Productions Service Corporation	Delaware
Paramount Productions Inc.	Canada (Ontario)
Paramount Show Services International LDC	Cayman Islands
Paramount Television International Services, Ltd.	Bermuda
Paramount Television Limited	United Kingdom

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Paramount Television Service, Inc.	Delaware
Paramount Worldwide Productions Inc.	Delaware
Para-Sac Music Corporation	Delaware
Park Court Productions, Inc.	Delaware
Part-Time Productions Inc.	Delaware
Paycheck Productions Inc.	Canada (B.C.)
PCI Canada Inc.	Delaware
PCI Network Partner II Inc.	Delaware
PCI Network Partner Inc.	Delaware
Peak FSC, Ltd.	Bermuda
Peppercorn Productions, Inc.	Tennessee
Perfect Score Films Inc.	Canada (B.C.)
Permutation Productions Inc.	Delaware
Pet II Productions Inc.	Delaware
Plakmax B.V.	Netherlands
Plaza Theatre Company, The	United Kingdom
PMV Productions Inc.	Delaware
Pocket Books of Canada Ltd.	Canada (Federal)
Pop Productions Inc.	Delaware
Pop Toons Inc.	Delaware
Possum Point Incorporated	Delaware
Pottle Productions, Inc.	California
PPC Film Management GmbH	Germany
Premiere House, Inc.	Delaware
Preye, Inc.	California
Preview Investments B.V.	Netherlands
Proxy Music Corporation	California
PSG of PHA Inc.	Virginia
PT Productions Inc.	Delaware
Publiexterior, S.A. de C.V.	Mexico
Publishing FSC Ltd.	US Virgin Islands
R.G.L. Realty Limited	United Kingdom
Radford Studio Center Inc.	California
Radio Data Group, Inc.	Virginia
Raianna Productions Inc.	Canada (Federal)
Rat Race USA Inc.	Delaware
Raven Media LLC	Delaware
Real TV Music Inc.	Delaware
Reality Check Productions Inc.	Delaware
Reebox Ltd.	Ireland
Remote Productions Inc.	Delaware
Republic Distribution Corporation	Delaware
Republic Entertainment Inc.	Delaware
Republic Pictures Corporation of Canada Ltd.	Canada (Ontario)

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Republic Pictures Enterprises, Inc.	Delaware
Republic Pictures Netherlands Antilles N.V.	Netherlands Antilles
Republic Pictures Productions, Inc.	California
RH Productions Inc.	California
Ripple Vale Holdings, Limited	US Virgin Islands
Ritz Video Film Hire Ltd.	United Kingdom
ROA Media Corp.	Florida
Roadshow Advertising Ltd.	Ireland
Rocks, Inc.	Delaware
RR Films Inc.	Canada (Alberta)
RTV News Inc.	Delaware
RTV News Music Inc.	Delaware
RWS Productions Inc.	Canada (B.C.)
S.I.A. Societa Italiana Affissioni S.R.L.	Italy
Sagia Productions Inc.	Canada (Ontario)
Salm Enterprises, Inc.	California
San Francisco Walls, Inc.	California
Satellite Holdings Inc.	Delaware
Scarab Publishing Corporation	Delaware
Scott-Mattson Farms, Inc.	Florida
SDI Raven LLC	Delaware
Season Four Sentinel Productions Inc.	Canada (B.C.)
Season Three Soul Food Productions Inc.	Canada (Federal)
Season Three Seven Days Productions Inc.	Canada (B.C.)
Season Three Viper Productions Inc.	Canada (B.C.)
Season Two CI Productions Inc.	Canada (Ontario)
Season Two Seven Days Productions Inc.	Canada (B.C.)
Season Four Soul Food Productions Inc.	Canada (Ontario)
Sentinel Productions Inc.	Canada (B.C.)
Sercop, S.A. de C.V.	Mexico
Servicios Administrativos America, S.A. de C.V.	Mexico
Servicios Para Empresas de Entretenimiento, S. de R.L. de C.V.	Mexico
SF Films Inc.	Canada (Ontario)
SFI Song Company	Delaware
Sher Ventures, Inc.	New York
Ship House, Inc.	Florida
Show Works Productions Inc.	Delaware
Showtime Networks Inc.	Delaware
Showtime Networks Inc. (U.K.)	Delaware
Showtime Networks Middle East Inc.	Delaware
Showtime Networks Satellite Programming Company	California
Showtime Online Inc.	Delaware

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Showtime Pictures Development Company	Delaware
Showtime Satellite Networks Inc.	Delaware
Showtime UK Holdings Limited	United Kingdom
Showtime/Sundance Holding Company Inc.	Delaware
SIFO One Inc.	Delaware
SIFO Two Inc.	Delaware
Signways Holdings Limited	Ireland
Simon & Schuster (Australia) Pty. Limited	Australia
Simon & Schuster (U.K.) Limited	United Kingdom
Simon & Schuster Global Services Inc.	Delaware
Simon & Schuster International Inc.	Delaware
Simon & Schuster Limited	United Kingdom
Simon & Schuster of Canada (1976) Ltd.	Canada (Federal)
Simon & Schuster, Inc.	New York
SJ Films Inc.	Canada (Ontario)
Skaroo Productions Inc.	California
Sky Blue Investments, Limited	Jersey
SMA 2002 S.P.A.	Italy
SMAFER S.P.A.	Italy
SNI Development Corp.	Delaware
Snow Day Productions Inc.	Canada (Alberta)
Soapmusic Company	Delaware
Societa Manifestied Affissioni S.P.A.	Italy
SonicNet L.L.C.	Delaware
SongFair Inc.	Delaware
Southeastern Home Video, Inc.	Delaware
Spain Consolidated	Spain
Spark Network Services, Inc.	Delaware
Spelling Daytime Songs Inc.	Delaware
Spelling Daytime Television Inc.	Delaware
Spelling Entertainment Group Inc.	Delaware
Spelling Entertainment Inc.	Delaware
Spelling Films Inc.	Delaware
Spelling Films Music Inc.	Delaware
Spelling Pictures Inc.	Delaware
Spelling Satellite Networks, Inc.	California
Spelling Television (Canada) Inc.	Canada (B.C.)
Spelling Television Inc.	Delaware
Spelling Television Quebec Inc.	Canada (Federal)
Spy Productions Inc.	Canada (Ontario)

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Starfish Productions Inc.	Florida
Stargate Acquisition Corp.	Delaware
State of Mind Inc.	Delaware
Stations Communicatie B.V.	Netherlands
STLD Productions Inc.	Canada (Ontario)
Stranglehold Productions, Inc.	California
Streak Productions Inc.	Canada (Ontario)
Street Boss Productions Inc.	Canada (B.C.)
Street Information Systems, Inc., The	Florida
SU 2 Productions Inc.	Canada (Ontario)
Sunn Classic Pictures, Inc.	Utah
Sunset Beach Productions, Inc.	Delaware
Superstar Productions USA Inc.	Delaware
T & R Payroll Company	Delaware
T.V. Factory, Inc., The	New York
Talent Court Productions, Inc.	Delaware
TC Productions Inc.	Delaware
TDI (BP) Limited	United Kingdom
TDI (FB) Limited	United Kingdom
TDI Advertising Limited	United Kingdom
TDI Buses Limited	United Kingdom
TDI France Holding SAS	France
TDI Holdings Limited	United Kingdom
TDI International, Inc.	Delaware
TDI Italia S.R.L.	Italy
TDI Likkuvat Mediat Oy	Finland
TDI Mail Holdings Limited	Northern Ireland
TDI Media B.V.	Netherlands
TDI Metro (NI) Limited	Northern Ireland
TDI Metro, Ltd.	Ireland
TDI Nederland N.V.	Netherlands
TDI Northwest, Inc.	Washington
TDI Transit Advertising Limited	United Kingdom
TDI Worldwide, Inc.	Delaware
Tecno System 2000 S.R.L.	Italy
Tele-Vu Ltee.	Canada (Federal)
Texas Infinity Broadcasting L.P.	Delaware
Texas Infinity Radio L.P.	Delaware
They Productions Inc.	Delaware
Things of the Wild Songs Inc.	Delaware

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Thinner Productions, Inc.	Delaware
Third Century Company	Delaware
Thirteenth Century Corporation	Delaware
Thirtieth Century Corporation	Delaware
Three Productions Inc.	Canada (B.C.)
Thunder, Inc.	Delaware
Timeline Films Inc.	Canada (Ontario)
Times Square Displays, LLC	New York
Titus Productions, Inc.	California
TMI International B.V.	Netherlands
TMRG, Inc.	Delaware
TNN Classic Sessions, Inc.	Delaware
TNN Productions, Inc.	Delaware
Toe-To-Toe Productions Inc.	Delaware
Topper Productions, Inc.	California
Torand Payroll Company	Delaware
Torand Productions Inc.	Delaware
Total Warehouse Services Corporation	Delaware
Trading Zone Inc.	Delaware
Trans S.A.	France
Tredegars Home Entertainment Limited	United Kingdom
TRF III Entertainment, Inc.	Delaware
Triohurst Limited.	United Kingdom
TS Video, Inc.	Louisiana
TSM Services Inc.	Delaware
Tunes By Nickelodeon Inc.	Delaware
TV Land Canada Holding Inc.	Delaware
TV Scoop Inc.	Delaware
Two of Us Films Inc.	Canada (Ontario)
Two Productions, Inc.	Delaware
U Just U Publishing, Inc.	California
U Music, Inc.	California
UCGI, Inc.	Delaware
UGJ Productions Inc.	Delaware
UI Video Stores, Inc.	Colorado
UPN	Delaware
Universal American Corporation	Delaware
UPN Holding Company, Inc.	California
UPN Properties, Inc.	California
UPN Television Stations Inc.	Delaware
Uptown Productions Inc.	Delaware
VE Development Company	Delaware
VE Drive Inc.	Delaware

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
VE Television Inc.	Delaware
VH-1 Television GmbH & Co OHG	Germany
VH-1 Television Verwaltung GmbH	Germany
VI Services Corporation	Delaware
VIA Aircraft Management Inc.	Delaware
Viacom A.G.	Switzerland
Viacom Animation of Korea Inc.	Delaware
Viacom Asia Inc.	Delaware
Viacom Brand Solutions Limited	United Kingdom
Viacom Brasil Holdings Limitada	Brazil
Viacom Camden Lock Inc.	Delaware
Viacom Canada Inc.	Canada (Federal)
Viacom Canadian Productions Inc.	Canada (Ontario)
Viacom Communications Services, Inc.	Delaware
Viacom Consumer Products Inc.	Delaware
Viacom Consumer Products Ltd.	United Kingdom
Viacom Corporate Services Inc.	Delaware
Viacom DBS Inc.	Delaware
Viacom Employee Services Inc.	Delaware
Viacom Enterprises Canada Ltd.	Canada (Federal)
Viacom Executive Services Corporation	Delaware
Viacom Film Funding Company Inc.	Delaware
Viacom Finanz AG	Switzerland
Viacom First Run Development Company Inc.	Delaware
Viacom First Run Limited	Delaware
Viacom Global Services Inc.	Delaware
Viacom HA! Holding Company	Delaware
Viacom Holdings (Germany) B.V.	Germany
Viacom Holdings (Germany) II B.V.	Germany
Viacom IDA Inc.	Delaware
Viacom International (Netherlands) B.V.	Netherlands
Viacom International Canada Ltd.	Canada (Ontario)
Viacom International Holdings B.V.	Netherlands
Viacom International Inc.	Delaware
Viacom International Limited	United Kingdom
Viacom International Pty. Limited	Australia
Viacom IRB Acquisition Inc.	Delaware
Viacom Japan Inc.	New York
Viacom K-Band Inc.	Delaware
Viacom Limited	New Zealand
Viacom Middle East Holdings VOF	Netherlands Antilles

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Viacom Networks Europe Inc.	Delaware
Viacom Networks Inc.	New York
Viacom Notes Inc.	Delaware
Viacom Outdoor Canada Inc.	Canada (Federal)
Viacom Outdoor Group Canada Inc.	Canada (Ontario)
Viacom Outdoor Group Inc.	Delaware
Viacom Outdoor Inc.	Delaware
Viacom Outdoor Mexico Inc.	Delaware
Viacom Outdoor Northern Ireland Limited	Ireland
Viacom Outdoor Sports Marketing Inc.	Delaware
Viacom Phoenix Inc.	Delaware
Viacom Pictures Inc.	Delaware
Viacom Pictures Movie Music Inc.	Delaware
Viacom Pictures Overseas Inc.	Delaware
Viacom Pictures Songs Inc.	Delaware
Viacom PNW Sports Inc.	Delaware
Viacom Productions Inc.	Delaware
Viacom Realty Corporation	Delaware
Viacom Receivables Funding I Corporation	Delaware
Viacom Receivables Funding II Corporation	Delaware
Viacom Receivables Funding III Corporation	Delaware
Viacom Retail Stores, Inc.	Delaware
Viacom Satellite News Inc.	Delaware
Viacom Services Inc.	Delaware
Viacom Shopping Inc.	Delaware
Viacom Stations Group of Atlanta Inc.	Delaware
Viacom Songs Inc.	Delaware
Viacom Stations Group of Detroit Inc.	Delaware
Viacom Stations Group of Oklahoma City LLC	Delaware
Viacom Stations Group of Miami Inc.	Delaware
Viacom Stations Group of Pittsburgh Inc.	Delaware
Viacom Telecommunications (D.C.) Inc.	Delaware
Viacom Television Stations Group of Dallas/Fort Worth L.P.	Delaware
Viacom Television Stations Group of Los Angeles LLC	Delaware
Viacom Television Stations Group of San Francisco Inc.	Virginia
Viacom Television Stations Group Partner, LLC	Delaware
Viacom Television Stations Inc.	Delaware
Viacom Tunes Inc.	Delaware
Viacom UK Limited	United Kingdom
Viacom VHENO GmbH	Germany
Viacom Video-Audio Communicacoes Limitada	Brazil
Viacom World Wide Ltd.	New York
Viacom/Westinghouse of PA Inc.	Delaware
Via-Sac Music Inc.	Delaware
Viasem Brasil Holdings Limitada	Brazil
Video Store (Jersey) Limited	Channel Islands

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Viper Productions Inc.	Canada (B.C.)
VISI Services Inc.	Delaware
Visionair Television B.V.	Netherlands
Vision Productions, Inc.	New York
VJK Inc.	Delaware
VNM Inc.	Delaware
VP Direct Inc.	Delaware
VP Programs Inc.	California
VSC Compositions Inc.	New York
VSC Music Inc.	New York
Waste Resource Energy, Inc.	Delaware
WBCE Corporation	Delaware
WCC FSC I, Inc.	Delaware
WCC Project Corp.	Delaware
WCC Soledad I, Inc.	Delaware
WCC Soledad II, Inc.	Delaware
Western Row Properties, Inc.	Ohio
Westinghouse (New Zealand) Ltd.	New Zealand
Westinghouse Aircraft Leasing Inc.	Delaware
Westinghouse Beverage Group	Delaware
Westinghouse Canada Holdings L.L.C.	Delaware
Westinghouse CBS Holding Company, Inc.	Delaware
Westinghouse Electric Corporation	Delaware
Westinghouse Electric GmbH, Birsfelden	Switzerland
Westinghouse Foreign Sales Corporation	Barbados
Westinghouse Hanford Company	Delaware
Westinghouse Holdings Corporation	Delaware
Westinghouse Idaho Nuclear Company, Inc.	Delaware
Westinghouse Investment Corporation	Delaware
Westinghouse Irish Holdings, Limited	Ireland
Westinghouse Licensing Corporation	Pennsylvania
Westinghouse Pictures, Inc.	Delaware
Westinghouse Reinvestment Company L.L.C.	Delaware
Westinghouse Wireless Communications Products, SRL de CV	Mexico
Westinghouse World Investment Corporation	Delaware
Westside Amphitheater Corporation, The	Arizona
W-F Productions, Inc.	Delaware
White Island Music Limited	United Kingdom
Wilshire Court Productions, Inc.	Delaware
Wilshire Entertainment Inc.	Delaware
Wilshire/Hauser Company	Delaware
Wilson-Curtis, Inc.	Missouri

SUBSIDIARY NAME	PLACE OF INCORPORATION OR ORGANIZATION
Woburn Insurance Ltd.	Bermuda
World Sports Enterprises	Tennessee
World Volleyball League, Inc.	New York
Worldvision Enterprises (France) S.A.R.L.	France
Worldvision Enterprises (United Kingdom), Ltd.	New York
Worldvision Enterprises de Venezuela	Venezuela
Worldvision Enterprises Latino-Americana, S.A.	Panama
Worldvision Enterprises of Australia, Pty., Ltd.	Australia
Worldvision Enterprises of Canada, Limited	New York
Worldvision Enterprises, GmbH	Germany
Worldvision Enterprises, Inc.	New York
Worldvision Filmes do Brasil, Ltda.	Brazil
Worldvision Foreign Sales Corporation	Virgin Islands
Worldvision Home Video, Inc.	New York
Worldwide Productions, Inc.	Delaware
WPIC Corporation	Delaware
WT Animal Music Inc.	Delaware
WT Productions Inc.	Delaware
WV Productions, Inc.	Delaware
WVI Films B.V.	Netherlands
X-tra Games Ltd.	Ireland
X-tra Music Limited	Ireland
X-tra Vision Properties	Ireland
X-tra Vision Video Films Ltd.	Ireland
X-tra Whole Sale Limited	Ireland
Xtra-Vision Ltd.	Ireland
Yellams LDC	Cayman Islands
York Resource Energy Systems, Inc.	Delaware
Young Reader's Press, Inc.	Delaware
YP Productions Inc.	Canada (Ontario)
Zoo Films LLC	Delaware